UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD

Albert Benchimol, Chief Executive Officer of AXIS Capital Holdings Limited, a Bermuda company (the “Company”), is scheduled to present at the Bank of America Merrill Lynch Insurance Conference 2018 at 10:35 a.m. (Eastern) on Thursday, February 15, 2018 at The Bank of America Tower in New York City.

A live, listen-only webcast of the presentation can be accessed by following this link: http://www.veracast.com/webcasts/baml/insurance2018/id43205172334.cfm. The link, which will also be available on the Company’s website www.investor.axiscapital.com, can be utilized to access both the live and the archived webcasts. The archived replay will be available one hour after the conclusion of the live event. A copy of the presentation will be available on our investor website www.investor.axiscapital.com.

The presentation will include the slides attached hereto as Exhibits 99.1 and incorporated by reference herein.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless the Company expressly so incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Bank of America Merrill Lynch Insurance Conference 2018 presentation materials

EXHIBIT INDEX

Exhibit No.	Description

99.1	Bank of America Merrill Lynch Insurance Conference 2018 presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2018

AXIS CAPITAL HOLDINGS LIMITED

By: /s/ Conrad D. Brooks
Conrad D. Brooks General Counsel